SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 1998
                                                         ----------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 393-4130
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

     Canandaigua Brands, Inc. released on December 2, 1998 the following announcement:

      CANANDAIGUA BRANDS DECLARES MATTHEW CLARK ACQUISITION UNCONDITIONAL

Fairport, New York, December 2, 1998 -- Canandaigua Brands, Inc. (NASDAQ: CBRNA and CBRNB) today announced that its cash offer to purchase all of the outstanding ordinary shares of Matthew Clark plc (LSE:MTC) has been declared unconditional in all respects. Settlement of the consideration due to accepting shareholders will begin no later than December 16, 1998. As of December 1, 1998, valid acceptances had been received representing approximately 74.9 million Matthew Clark shares, or approximately 84.6% of Matthew Clark's existing issued ordinary share capital. The offer will remain open for acceptance until further notice.

     Canandaigua Brands announced on November 3, 1998, that it had launched a cash offer for the outstanding ordinary shares of Matthew Clark at a price of 243 pence per share. With approximately 88.5 million shares of Matthew Clark stock outstanding, the total purchase price of the shares is expected to be approximately (pound)215 million.

     Canandaigua Brands, Inc., headquartered in Fairport, New York, is the largest single-source supplier of imported beers, wines and spirits in the United States. The Company is the second largest marketer of imported beer, the second largest wine producer and marketer and the fourth largest spirits provider in the US.

     The Company's portfolio includes the following key brands:

BEER:  Corona Extra and Corona Light,  Modelo Especial, Pacifico,  Negra Modelo,
     St. Pauli Girl, Tsingtao and Point
WINE:  Almaden, Inglenook,  Paul Masson,  Richards Wild Irish Rose,  Arbor Mist,
     Cook's, Taylor, and Manischewitz
DISTILLED SPIRITS:  Barton, Fleischmann's, Paul Masson Grande Amber, Mr. Boston,
     Montezuma, Canadian LTD, Chi-Chi's, Ten High and Inver House

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        BARTON INCORPORATED

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  December 2, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None